CASH DIVIDEND	12 Months Ended
Sep. 30, 2015
CASH DIVIDEND
20.	CASH DIVIDEND

On November 13, 2012, the Company approved and declared a cash dividend of US$0.12 per ordinary share on its total 135,409,521 outstanding shares as of the close of trading on December 7, 2012, resulting in payments totaling US$16,056 to shareholders. Such dividend was recorded as a reduction to additional paid-in capital since the Company had cumulative deficits at the declaration date.

On November 20, 2013, the Company approved and declared a cash dividend of US$0.15 per ordinary share on its total 136,409,633 outstanding shares as of the close of trading on January 8, 2014, resulting in payments totaling US$20,258 to shareholders. Such dividend was recorded as a reduction against retained earnings to the extent of the balance as of November 20, 2013 retained by the Company’s wholly owned subsidiaries in the PRC and then as a reduction against additional paid-in capital for the remainder.

On November 18, 2014, the Company approved and declared a cash dividend of US$0.20 per ordinary share on its total 142,878,373 outstanding shares as of the close of trading on January 6, 2015, resulting in payments totaling US$28,199 to shareholders. Such dividend was recorded as a reduction against retained earnings to the extent of the balance as of November 18, 2014 retained by the Company’s wholly owned subsidiaries in the PRC and then as a reduction against additional paid-in capital for the remainder.